FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(B) OR (G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         GALACTICOMM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

       FLORIDA                               65 0624233
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

           4101 S.W. 47TH AVENUE, SUITE 101, FT. LAUDERDALE, FL 33314
(Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                  Name of each exchange on which
         to be so registered                  each class is to be registered

           NONE                                            NONE

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-39805

         Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $.0001 PER SHARE
                                (Title of class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Common Stock registered hereunder by Galacticomm Technologies, Inc., a Florida corporation (the "Registrant"), is incorporated by reference to "Description of Securities - Common Stock" in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-39805) as filed with the Securities and Exchange Commission (the "Commission") on November 7, 1997 and any amendments to such Registration Statement filed subsequently thereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2.      EXHIBITS.

EXHIBIT            EXHIBIT
NUMBER             DESCRIPTION
------             -----------

1 Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on December 4, 1995, incorporated herein by reference to Exhibit 3.1 of the Registrant's Form SB-2 (SEC File No. 333-39805)(the "Registration Statement").

2 Articles of Amendment to Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on November 19, 1996, incorporated herein by reference to
                   Exhibit 3.2 of the Registration Statement.

3 Articles of Amendment to Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on May 1, 1997, incorporated herein by reference to Exhibit 3.3 of the Registration Statement.

4 Articles of Amendment to Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on September 9, 1997, incorporated herein by reference to
                   Exhibit 3.4 of the Registration Statement.

5 Articles of Amendment to Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on September 30, 1997, incorporated herein by reference to
                   Exhibit 3.5 of the Registration Statement.

6 Articles of Amendment to Articles of Incorporation of the Registrant as filed with the Florida Secretary of State on June 23, 1998, incorporated herein by reference to Exhibit
                   3.8 of the Registration Statement.


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7                  Amended and Restated Bylaws of the Registrant, dated
                   June 20, 1998, incorporated herein by reference to Exhibit
                   3.7 of the Registration Statement.




                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration to be signed on its behalf by the undersigned, thereto duly authorized.


                                     GALACTICOMM TECHNOLOGIES, INC.

                                     BY:   /S/ PETER BERG
                                           -------------------------------------
                                           PETER BERG, CHIEF EXECUTIVE OFFICER